UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2011

GLOBAL DEFENSE TECHNOLOGY & SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34551	20-4477465
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Farm Credit Drive Suite 2300 McLean, VA	22102-5011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 703-738-2840

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The disclosure required by this Item 2.02 is included in Item 7.01 below and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 19, 2011, Global Defense Technology & Systems, Inc. (the “Company”) issued a press release announcing that it is adjusting fourth quarter and fiscal year 2010 earnings guidance. The press release also initiated 2011 earnings guidance.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01, including the attached exhibit, are furnished under this Item 7.01 of Form 8-K to, but for purposes of Section 18 of the Securities Exchange Act of 1934 shall not be deemed filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits

The following exhibit related to Items 2.02 and 7.01 shall be deemed to be furnished and not filed.

Exhibit 99.1.        Global Defense Technology & Systems, Inc. Press Release dated January 19, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL DEFENSE TECHNOLOGY & SYSTEMS, INC.
By:	/s/ John Hillen
	Name:	John Hillen
	Title:	Chief Executive Officer, President

Dated: January 19, 2011